UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14A-12

BANK7 CORP.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

BANK7 CORP.

2022 Annual Meeting
Vote by May 25, 2022
11:59 PM ET

BANK7 CORP.
1039 N.W. 63RD STREET
OKLAHOMA CITY, OK 73116

D69769-P69698

You invested in BANK7 CORP. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 26, 2022.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

May 26, 2022
11:30 AM

Bank7 Corporate Offices
1039 NW 63rd St
Oklahoma City, Oklahoma 73116

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors	
1a. Charles W. Brown	For
1b. William M. Buergler	For
1c. Teresa "Tracy" L. Dick	For
1d. Edward "Ed" P. Gray	For
1e. William B. "Brad" Haines	For
1f. John T. "J.T." Phillips	For
1g. J. Michael Sanner	For
1h. Thomas L. "Tom" Travis	For
1i. Gary D. Whitcomb	For
2. Proposal to ratify the appointment of BKD LLP as the independent registered public accounting firm for 2022.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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D69770-P69698